UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2021

NewAge, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38014	27-2432263
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification Number)

2420 17th Street, Suite 220, Denver, CO 80202
(Address of principal executive offices) (Zip Code)

(303) 566-3030
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	NBEV	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modification to Rights of Security Holders.

Effective May 24, 2021, NewAge, Inc. (the “Company”) reincorporated to the State of Delaware from the State of Washington (the “Reincorporation”) under a plan of conversion, dated May 14, 2021 (the “Plan of Conversion”).

Under the Plan of Conversion, the Reincorporation was effected by the Company filing (i) articles of conversion (the “Washington Articles of Conversion”) with the Secretary of State of the State of Washington, (ii) a certificate of conversion (the “Delaware Certificate of Conversion”) with the Secretary of State of the State of Delaware and (iii) a certificate of incorporation (the “Delaware Certificate of Incorporation”) with the Secretary of State of the State of Delaware. Pursuant to the Plan of Conversion, the Company also adopted new bylaws (the “Delaware Bylaws”).

As a result of the Reincorporation:

●	the affairs of the Company ceased to be governed by the Washington Business Corporation Act, the Company’s existing Articles of Incorporation and the Company’s existing Bylaws, and the affairs of the Company became subject to the General Corporation Law of the State of Delaware, the Delaware Certificate of Incorporation and the Delaware Bylaws;
●	the Company as a Delaware corporation is deemed to be the same entity as the Company was as a Washington corporation for all purposes under the laws of Delaware, with the Company’s existence as a Delaware corporation deemed to have commenced when it was initially formed in Washington;
●	each outstanding share of common stock of the Company as a Washington corporation automatically converted into an outstanding share of common stock of the Company as a Delaware corporation;
●	each outstanding option, warrant, or other convertible right to acquire shares of common stock of the Company as a Washington corporation converted into an equivalent option, warrant, or other convertible right to acquire, upon the same terms and conditions (including the vesting schedule and exercise or conversion price per share applicable to each such option, warrant or other convertible right), the same number of shares of common stock of the Company as a Delaware corporation; and
●	each director and officer of the Company as a Washington corporation continues to hold his or her respective position with the Company as a Delaware corporation.

Certain rights of the Company’s stockholders were also changed as a result of the Reincorporation by reason of differences between the Washington Revised Statutes, the Company’s Articles of Incorporation and Bylaws as a Washington corporation and the Delaware General Corporation Law and the Company’s Delaware Certificate of Incorporation and Delaware Bylaws as a Delaware corporation. Some of these differences are summarized in the Company’s Proxy Statement on Schedule 14A filed with the SEC on March 25, 2021 under the section entitled “PROPOSAL NO. 4 – APPROVAL OF THE REINCORPORATION OF THE COMPANY FROM THE STATE OF WASHINGTON TO THE STATE OF DELAWARE – Comparison of the Company’s Shareholders’ Rights Before and After the Reincorporation,” which summary is incorporated in its entirety herein by reference.

The Reincorporation does not affect the trading of the Company’s shares of common stock on the Nasdaq in any respect. The Company, as a Delaware corporation, will continue to file periodic reports and other documents as and when required by the rules and regulations of the SEC.

Stockholders who are holding their shares of commons stock of the Company in electronic form at brokerage firms do not have to take any action as a result of the Reincorporation.

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Stockholders holding paper certificates representing outstanding shares of common stock of the Company also do not need to take any action as a result of the Reincorporation because each stock certificate continues to represent the same number of shares of common stock of the Company as a Delaware corporation.

The Reincorporation did not affect any of the Company’s material contracts with any third parties, and the Company’s rights and obligations under such material contractual arrangements continue to be rights and obligations of the Company after the Reincorporation. The Reincorporation did not result in any change in headquarters, business, jobs, management, location of any of the offices or facilities, number of employees, assets, liabilities or net worth (other than as a result of the costs incident to the Reincorporation) of the Company.

The foregoing description of the Reincorporation, the Plan of Conversion, the Washington Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws does not purport to be complete and is qualified in its entirety by reference to the full text of the Plan of Conversion, the Washington Articles of Conversion, the Delaware Certificate of Conversion, the Delaware Certificate of Incorporation and the Delaware Bylaws, copies of which are filed herewith as Exhibits 2.1, 3.1, 3.2, 3.3 and 3.4, respectively, and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information required by this Item 5.03 is set forth in Item 3.03 above, which is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description

2.1	Plan of Conversion of NewAge, Inc., dated May 24, 2021

3.1	Articles of Conversion, effective May 24, 2021, as filed by NewAge, Inc. with the Secretary of State of the State of Washington

3.2	Certificate of Conversion, effective May 24, 2021, as filed by NewAge, Inc. with the Secretary of State of the State of Delaware

3.3	Certificate of Incorporation, effective May 24, 2021, as filed by NewAge, Inc. with the Secretary of State of the State of Delaware

3.4	Bylaws, effective May 24, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEWAGE, INC.

Date: May 24, 2021	By:	/s/ Brent D. Willis
Brent D. Willis Chief Executive Officer

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